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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts' and to the use of our report dated April 17, 1998 (except for Note 10, as to which the date is July 7, 1998), in Amendment No. 4 to the Registration Statement on Form S-1 and related Prospectus of Actuate Software Corporation for the registration of 3,450,000 shares of its common stock.

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Palo Alto, California  /s/ Ernst & Young LLP
July 16, 1998
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